John Hancock
U.S. Growth Fund
Quarterly portfolio holdings 12/31/2024

Fund’s investments
As of 12-31-24 (unaudited)
	Shares	Value
Common stocks 98.8%		$1,650,649,801
(Cost $950,394,775)
Communication services 15.1%		251,630,021
Entertainment 3.5%
Netflix, Inc. (A)	45,303	40,379,470
ROBLOX Corp., Class A (A)	319,894	18,509,067
Interactive media and services 11.6%
Alphabet, Inc., Class A	759,204	143,717,317
Meta Platforms, Inc., Class A	83,729	49,024,167
Consumer discretionary 14.5%		242,635,508
Automobiles 2.0%
Tesla, Inc. (A)	80,553	32,530,524
Broadline retail 8.3%
Amazon.com, Inc. (A)	635,334	139,385,926
Hotels, restaurants and leisure 2.5%
DraftKings, Inc., Class A (A)	520,943	19,379,080
Starbucks Corp.	248,076	22,636,935
Household durables 0.9%
Lennar Corp., Class A	109,064	14,873,058
Specialty retail 0.8%
O’Reilly Automotive, Inc. (A)	11,663	13,829,985
Consumer staples 1.2%		19,936,926
Consumer staples distribution and retail 1.2%
U.S. Foods Holding Corp. (A)	295,537	19,936,926
Energy 2.1%		35,431,332
Oil, gas and consumable fuels 2.1%
Targa Resources Corp.	104,511	18,655,214
The Williams Companies, Inc.	309,980	16,776,118
Financials 11.6%		193,064,972
Capital markets 6.0%
Ares Management Corp., Class A	109,224	19,335,925
Interactive Brokers Group, Inc., Class A	94,220	16,645,847
KKR & Company, Inc.	120,850	17,874,924
Nasdaq, Inc.	183,804	14,209,887
S&P Global, Inc.	30,304	15,092,301
Tradeweb Markets, Inc., Class A	129,070	16,897,844
Consumer finance 1.5%
American Express Company	84,867	25,187,677
Financial services 4.1%
Equitable Holdings, Inc.	381,145	17,978,610
Mastercard, Inc., Class A	94,654	49,841,957
Health care 8.4%		139,673,464
Biotechnology 1.2%
United Therapeutics Corp. (A)	58,419	20,612,560
Health care equipment and supplies 1.5%
Boston Scientific Corp. (A)	279,886	24,999,418
Health care providers and services 2.5%
Cencora, Inc.	96,623	21,709,256
2	JOHN HANCOCK U.S. GROWTH FUND | QUARTERLY REPORT	SEE NOTES TO FUND’S INVESTMENTS

	Shares	Value
Health care (continued)
Health care providers and services (continued)
UnitedHealth Group, Inc.	38,059	$19,252,526
Pharmaceuticals 3.2%
Eli Lilly & Company	68,782	53,099,704
Industrials 1.4%		23,653,282
Ground transportation 1.4%
Uber Technologies, Inc. (A)	392,130	23,653,282
Information technology 43.2%		722,074,126
Communications equipment 1.4%
Arista Networks, Inc. (A)	205,787	22,745,637
Electronic equipment, instruments and components 1.2%
Flex, Ltd. (A)	531,585	20,407,548
IT services 1.2%
GoDaddy, Inc., Class A (A)	104,357	20,596,941
Semiconductors and semiconductor equipment 15.8%
Broadcom, Inc.	269,016	62,368,669
Marvell Technology, Inc.	156,603	17,296,801
NVIDIA Corp.	1,252,517	168,200,508
NXP Semiconductors NV	77,044	16,013,595
Software 13.4%
Microsoft Corp.	454,811	191,702,834
Salesforce, Inc.	94,758	31,680,442
Technology hardware, storage and peripherals 10.2%
Apple, Inc.	683,097	171,061,151
Real estate 1.3%		22,550,170
Health care REITs 1.3%
Welltower, Inc.	178,927	22,550,170

	Yield (%)	Shares	Value
Short-term investments 1.0%			$15,950,097
(Cost $15,950,097)
Short-term funds 1.0%			15,950,097
State Street Institutional U.S. Government Money Market Fund, Premier Class	4.4156(B)	15,950,097	15,950,097

Total investments (Cost $966,344,872) 99.8%	$1,666,599,898
Other assets and liabilities, net 0.2%	3,343,105
Total net assets 100.0%	$1,669,943,003

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-24.
SEE NOTES TO FUND’S INVESTMENTS	QUARTERLY REPORT | JOHN HANCOCK U.S. GROWTH FUND	3

Notes to Fund’s investments (unaudited)
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Valuation Policies and Procedures of the Advisor, John Hancock Investment Management LLC, the fund’s valuation designee.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of December 31, 2024, all investments are categorized as Level 1 under the hierarchy described above.
For additional information on the fund’s significant accounting policies and risks, please refer to the fund’s most recent semiannual or annual shareholder report and prospectus.
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